SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005


                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                                               000-30563
(State or other jurisdiction                            (Commission File Number)
     of incorporation)


111 North Branch Street, Sellersville, Pennsylvania                     18960
---------------------------------------------------                     -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities.

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                              Principal          Total Offering Price/
  Date                       Title and Amount           Purchaser            Underwriter        Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 17, 2005           1,616,667 shares of       Private investor               NA           $485,000/$97,000
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 23, 2005           760,000 shares of         T&T Asset Management,          NA           $319,200/NA
                          common stock              a Financial Consultant
------------------------- ------------------------- ---------------------- -------------------- ----------------------

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Delta Mutual, Inc.


Date: August 23, 2005           By: /s/ Peter F. Russo
                                    -------------------------------------
                                    Peter F. Russo,
                                    President and Chief Executive Officer